DMK PHARMACEUTICALS CORPORATION 8-K

EXHIBIT 99.1

DMK Pharmaceuticals Commences Restructuring Proceeding

SAN DIEGO, Feb. 2, 2024 (GLOBE NEWSWIRE) -- DMK Pharmaceuticals Corporation (Nasdaq: DMK) (“DMK” or the “Company”), a commercial stage neuro-biotech company primarily focused on developing and commercializing products for the treatment of opioid overdose and substance use disorders, and certain of its direct and indirect subsidiaries (collectively, the “Company Parties”) today (the “Petition Date”) commenced bankruptcy cases (the “Chapter 11 Cases”) by filing voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On the Petition Date, the Company Parties filed a motion with the Bankruptcy Court seeking to jointly administer the Chapter 11 Cases under the caption “In re: DMK Pharmaceuticals Corporation, et al.” The Company will continue to manage its business and properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. On the Petition Date, the Company Parties filed certain motions with the Court generally designed to facilitate the Company Parties’ transition into Chapter 11. These motions seek authority from the Court for the Company Parties to make payments upon, or otherwise honor, certain obligations that arose prior to the Petition Date, including obligations related to employee wages, salaries and benefits, as well as to take actions in furtherance of the Company Parties’ restructuring. The Company Parties expect that the Court will approve the relief sought in these motions on an interim basis.

About DMK Pharmaceuticals

DMK Pharmaceuticals is a commercial stage neuro-biotech company primarily focused on developing and commercializing products for the treatment of opioid overdose and substance use disorders. DMK’s ZIMHI (naloxone) is FDA approved for the treatment of opioid overdose. DMK is focused on developing novel therapies for opioid use disorder (“OUD”) and other important neuro-based conditions where patients are currently underserved. DMK believes its technologies are at the forefront of endorphin-inspired drug design with its mono, bi-, and tri-functional small molecules that simultaneously modulate critical networks in the nervous system. DMK believes that its library of approximately 750 small molecule neuropeptide analogues and differentiated pipeline can address significant unmet medical needs by integrating with the body’s own efforts to regain balance of disrupted physiology.

DMK’s lead clinical stage product candidate, DPI-125, is being studied as another potential and novel treatment for OUD. DMK also plans to develop the compound for the treatment of moderate to severe pain. DMK’s other development stage product candidates include DPI-221 for bladder-control problems and DPI-289 for severe end-stage Parkinson’s disease. For additional information about DMK Pharmaceuticals, please visit our website.

Forward Looking Statements

The statements contained herein may contain certain forward-looking statements relating to the Company that are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company’s management. These forward-looking statements are, by their nature, subject to significant risks and uncertainties. These forward-looking statements include, without limitation, statements relating to the Company’s business prospects, future developments, trends and conditions in the industry and geographical markets in which the Company operates, its strategies, plans, objectives and goals, its ability to control costs, and statements relating to prices, volumes, operations, margins, overall market trends, and risk management and may include, for example, statements regarding our pursuing protection under Chapter 11 of the Bankruptcy Code (the “Chapter 11 Cases”), the Company’s ability to complete the restructuring and its ability to continue operating its business while the Chapter 11 Cases are pending.

When used herein, the words “anticipate”, “believe”, “could”, “estimate”, “expect”, “going forward”, “intend”, “may”, “ought to”, “plan”, “project”, “seek”, “should”, “will”, “would” and similar expressions, as they relate to the Company or the Company’s management, are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s views at the time such statements were made with respect to future events and are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties, including risks and uncertainties regarding the Company’s ability to successfully complete a restructuring under Chapter 11, including: consummation of a restructuring; potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations; the Company’s ability to obtain timely approval by the bankruptcy court with respect to the motions filed in the Chapter 11 Cases; objections or other pleadings filed that could protract the Chapter 11 Cases; employee attrition and the Company’s ability to retain key personnel; the Company’s ability to maintain relationships with vendors, clients, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents; the bankruptcy court’s rulings in the Chapter 11 Cases, including the outcome of the Chapter 11 Cases generally; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate the restructuring or an alternative restructuring transaction; increased administrative and legal costs related to the Chapter 11 process; and other litigation and inherent risks involved in a bankruptcy process. Actual results and events may differ materially from information contained in the forward-looking statements as a result of a number of factors, including any changes in the laws, rules and regulations relating to any aspects of the Company’s business operations, general economic, market and business conditions, including capital market developments, changes or volatility in interest rates, foreign exchange rates, equity prices or other rates or prices, the actions and developments of the Company’s competitors and the effects of competition on the demand for, and price of, the Company’s products and services, various business opportunities that the Company may or may not pursue, the Company’s ability to identify, measure, monitor and control risks in the Company’s business, including its ability to manage and adapt its overall risk profile and risk management practices, its ability to properly price its products and services, and factors beyond the Company’s control. The Company is under no obligation, and does not intend, to update or otherwise revise such forward-looking statements, whether as a result of new information, future events or otherwise. As a result of these and other risks, uncertainties and assumptions, forward-looking events and circumstances discussed herein might not occur in the way the Company expects, or at all. Accordingly, you should not place reliance on any forward-looking information or statements. All forward-looking statements herein are qualified by reference to the cautionary statements set forth in this section. Certain additional risks, uncertainties, and other factors are described in greater detail in DMK’s filings from time to time with the SEC, including its annual report on Form 10-K for the year ended December 31, 2022, and subsequent filings with the SEC, which the Company strongly urges you to read and consider, all of which are available free of charge on the SEC’s website at:

http://www.sec.gov

Investor and Media Contact:

investors@dmkpharma.com

Source: DMK Pharmaceuticals Corporation

Source: DMK Pharmaceuticals Corporation